UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2017

CNL GROWTH PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-54686	26-3859644
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 South Orange Avenue

Orlando, Florida 32801

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (407) 650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

Sale of Oxford Square Property

As previously reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission on January 23, 2017, the joint venture (the “Oxford Square Joint Venture”) of an operating subsidiary of the CNL Growth Properties, Inc. (the “Company”) and WF Oxford Square, LLC entered into an agreement for the sale of the Oxford Square Joint Venture’s 248-unit multifamily residential community located in Hanover, Maryland (the “Oxford Square Property”). The sale price for the Oxford Square Property was approximately $65.7 million.

On February 28, 2017, the Oxford Square Joint Venture completed the sale of the Oxford Square Property to Howard County Housing Commission, an unaffiliated third party. The net cash to the Company from the sale of the Oxford Square Property was approximately $26.5 million after repayment of approximately $35.3 million of debt, closing costs, reserves, and distributions to its joint venture partner in accordance with the provisions of the Oxford Square Joint Venture’s governing documents.

Item 9.01	Financial Statements and Exhibits.

(b)    Pro forma financial information.

The Company’s unaudited pro forma condensed consolidated statement of net assets at September 30, 2016 illustrates the estimated effects of the sale of the Oxford Square Property referred to in Item 2.01 above (the “Transaction”) as if it had occurred on such date.

The unaudited pro forma condensed consolidated statement of changes in net assets for the period August 1, 2016 through September 30, 2016, and the unaudited pro forma condensed consolidated statements of operations for the seven months ended July 31, 2016 and for the year ended December 31, 2015 (collectively, the “Pro Forma Periods”) include certain pro forma adjustments to illustrate the estimated effect of the Transaction as if it had occurred on the first day of each of the Pro Forma Periods.

The unaudited pro forma condensed consolidated statement of net assets, statement of changes in net assets and statements of operations are presented for informational purposes only and do not purport to be indicative of the Company’s financial results as if the Transaction reflected herein had occurred on the first date of or been in effect during the Pro Forma Periods. Further, the unaudited pro forma condensed consolidated statement of net assets, statement of changes in net assets and statements of operations should not be viewed as indicative of the Company’s financial results in the future; and they should be read in conjunction with the Company’s financial statements as filed with the Commission on Form 10-Q for the nine months and the quarterly period ended September 30, 2016 and on Form 10-K for the year ended December 31, 2015.

CNL GROWTH PROPERTIES, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF NET ASSETS

SEPTEMBER 30, 2016

(Liquidation Basis)

	Historical September 30, 2016	Oxford Square Property Sold Pro Forma Adjustments		Pro Forma September 30, 2016 (e)
ASSETS
Real estate assets, net	$493,833,000	$(58,302,000)	(a)	$435,531,000
Cash and cash equivalents	21,662,641	65,209,937	(a)
		(35,228,812)	(b)	51,643,766
Restricted cash	1,142,003	—		1,142,003
Other assets	128,788	—		128,788

Total Assets	$516,766,432	$(28,320,875)		$488,445,557

LIABILITIES
Mortgage and construction notes payable	$254,957,111	$(35,134,478)	(b)	$219,822,633
Liability for non-controlling interests	64,663,786	2,990,946	(c)	67,654,732
Liability for estimated costs in excess of estimated receipts during liquidation	18,919,654	(892,219)	(d)	18,027,435
Accrued development costs	7,089,000	—		7,089,000
Accounts payable and other accrued expenses	5,538,233	(94,334)	(b)	5,443,899
Due to related parties	2,015,813	—		2,015,813
Other liabilities	1,157,785	—		1,157,785

Total Liabilities	354,341,382	(33,130,085)		321,211,297

Commitments and contingencies
Net assets in liquidation	$162,425,050	$4,809,210		$167,234,260

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

CNL GROWTH PROPERTIES, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

(Liquidation Basis)

	Historical Period from August 1, 2016 through September 30, 2016	Oxford Square Property Sold Pro Forma Adjustments		Pro Forma Period from August 1, 2016 through September 30, 2016 (b)
Net assets in liquidation, beginning of period	$215,361,554	$4,809,210	(a)	$220,170,764
Liquidating distributions to stockholders	(52,936,504)	—		(52,936,504)

Net assets in liquidation, end of period	$162,425,050	$4,809,210		$167,234,260

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

CNL GROWTH PROPERTIES, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE SEVEN MONTHS ENDED JULY 31, 2016

(Going Concern Basis)

	Historical July 31, 2016	Oxford Square Property Sold Pro Forma Adjustments (a)		Pro Forma July 31, 2016 (d)
Revenues:
Rental income from operating leases	$19,199,105	$(1,556,479)		$17,642,626
Other property revenue	2,003,701	(62,712)		1,940,989

Total revenues	21,202,806	(1,619,191)		19,583,615

Expenses:
Property operating expenses	11,653,617	(844,319)		10,809,298
General and administrative	2,775,540	(9,226)		2,766,314
Asset management fees, net of amounts capitalized	1,604,305	(264,992)	(b)	1,339,313
Property management fees	965,979	(93,236)		872,743
Depreciation	5,355,949	(922,702)		4,433,247

Total expenses	22,355,390	(2,134,475)		20,220,915

Operating loss	(1,152,584)	515,284		(637,300)

Other income (expense):
Fair value adjustments and other expense	73,120	—		73,120
Interest expense and loan cost amortization, net of amounts capitalized	(4,197,031)	587,927	(c)	(3,609,104)
Loss on extinguishment of debt	(27,454)	—		(27,454)

Total other income (expense)	(4,151,365)	587,927		(3,563,438)

Income tax expense	(151,217)	—		(151,217)

Net loss before gain on sale of real estate	(5,455,166)	1,103,211		(4,351,955)
Gain on sale of real estate	40,917,543	—		40,917,543

Net income including noncontrolling interests	35,462,377	1,103,211		36,565,588
Net income from continuing operations attributable to noncontrolling interests	(21,931,862)	(43,240)		(21,975,102)

Net income from continuing operations attributable to common stockholders	$13,530,515	$1,059,971		$14,590,486

Net income per share of common stock (basic and diluted) from continuing operations	$0.60			$0.65

Weighted average number of shares of common stock outstanding (basic and diluted)	22,526,171			22,526,171

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

CNL GROWTH PROPERTIES, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2015

(Going Concern Basis)

	Historical December 31, 2015	Oxford Square Property Sold Pro Forma Adjustments (a)		Pro Forma December 31, 2015 (d)
Revenues:
Rental income from operating leases	$30,473,600	$(191,519)		$30,282,081
Other property revenue	2,473,481	(25,604)		2,447,877

Total revenues	32,947,081	(217,123)		32,729,958

Expenses:
Property operating expenses	16,462,866	(593,743)		15,869,123
General and administrative	3,210,332	(15,350)		3,194,982
Asset management fees, net of amounts capitalized	2,348,250	(68,206)	(b)	2,280,044
Property management fees	1,262,453	(42,582)		1,219,871
Acquisition fees and expenses, net of amounts capitalized	16,462	—		16,462
Depreciation	10,433,749	(543,516)		9,890,233

Total expenses	33,734,112	(1,263,397)		32,470,715

Operating loss	(787,031)	1,046,274		259,243

Other income (expense):
Fair value adjustments and other (expense) income	(16,476)	—		(16,476)
Interest expense and loan cost amortization, net of amounts capitalized	(5,127,058)	96,177	(c)	(5,030,881)
Loss on extinguishment of debt	(87,047)	—		(87,047)

Total other income (expense)	(5,230,581)	96,177		(5,134,404)

Income tax expense	(89,192)	—		(89,192)

Loss before gains on sale of real estate and easement	(6,106,804)	1,142,451		(4,964,353)
Gain on sale of real estate, net of tax of $1,224,844	61,208,195	—		61,208,195
Gain on easement	603,400	—		603,400

Net income from continuing operations	55,704,791	1,142,451		56,847,242
Net income from continuing operations attributable to noncontrolling interests	(37,899,343)	(54,302)		(37,953,645)

Net income from continuing attributable to common stockholders	$17,805,448	$1,088,149		$18,893,597

Net income per share of common stock (basic and diluted) from continuing operations	$0.79			$0.84

Weighted average number of shares of common stock outstanding (basic and diluted)	22,526,171			22,526,171

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

CNL GROWTH PROPERTIES, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1.	Basis of Presentation

The accompanying unaudited pro forma condensed consolidated statement of net assets of the Company is presented as if the disposition of the Oxford Square Property described in Note 2. “Pro Forma Transactions” had occurred as of September 30, 2016. The accompanying unaudited pro forma condensed consolidated statement of changes in net assets presented for the period from August 1, 2016 through September 30, 2016 and the statements of operations of the Company presented for the seven months ended July 31, 2016 and for the year ended December 31, 2015 (collectively the “Pro Forma Periods”) include certain pro forma adjustments to illustrate the estimated effect of the Company’s dispositions, described in Note 2. “Pro Forma Transactions”, as if they had occurred as of the first day of each of the Pro Forma Periods. The amounts included in the historical columns represent the Company’s historical statement of net assets, statement of changes in net assets and operating results for the respective Pro Forma Periods presented.

The accompanying unaudited pro forma condensed consolidated financial statements have been prepared in accordance with Article 11 of Regulation S-X and do not include all of the information and note disclosures required by generally accepted accounting principles of the United States (“GAAP”). Pro forma financial information is intended to provide information about the continuing impact of a transaction by showing how a specific transaction or group of transactions might have affected historical financial statements. Pro forma financial information illustrates only the isolated and objectively measurable (based on historically determined amounts) effects of a particular transaction, and excludes effects based on judgmental estimates of how historical management practices and operating decisions may or may not have changed as a result of the transaction. Therefore, pro forma financial information does not include information about the possible or expected impact of current actions taken by management in response to the pro forma transaction, as if management’s actions were carried out in previous reporting periods.

This unaudited pro forma condensed consolidated financial information is presented for informational purposes only and does not purport to be indicative of the Company’s financial results or financial position as if the transaction reflected herein had occurred, or been in effect during the Pro Forma Periods. In addition, this unaudited pro forma condensed consolidated financial information should not be viewed as indicative of the Company’s expected financial results for future periods.

2.	Pro Forma Transactions

On January 18, 2017, the Oxford Square Joint Venture entered into a purchase and sale agreement with WF Oxford Square, LLC, an unaffiliated third party, for the sale of the Oxford Square Property. The purchase price for the Oxford Square Property was approximately $65.7 million excluding transaction costs.

On February 28, 2017, the Oxford Joint Venture completed the sale of the Oxford Square Property.

3.	Adjustments to Unaudited Pro Forma Condensed Consolidated Statement of Net Assets (Liquidation Basis)

The adjustments to the unaudited pro forma condensed consolidated statement of net assets represent adjustments needed to the Company’s historical statement of net assets as if the completed disposition of the Oxford Square Property occurred as of September 30, 2016.

CNL GROWTH PROPERTIES, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

3.	Adjustments to Unaudited Pro Forma Condensed Consolidated Statement of Net Assets (Liquidation Basis) (continued)

(a)	These adjustments reflect the net sales proceeds received from the completed disposition of the Oxford Square Property and the elimination of the related account balances as if the sale was consummated as of September 30, 2016. The estimated liquidation value of the Oxford Square Property was approximately $58.3 million as of August 1, 2016.

Oxford Square Property Sold
Sale Price	$65,720,000
Closing and transaction costs	(510,063)

Net sales proceeds	$65,209,937

(b)	These adjustments reflect the use of a portion of the net cash proceeds received from the completed sale of the Oxford Square Property to pay down existing indebtedness, including accrued interest.

(c)	These adjustments reflect the increase in the liability for noncontrolling interests for the joint venture partner’s share of net sales proceeds.

(d)	These adjustments reflect the reduction of estimated costs in excess of estimated receipts during liquidation.

(e)	The adjusted unaudited pro forma condensed consolidated statement of net assets does not include pro forma adjustments related to the sales of the Crescent Gateway and City Walk properties previously reported on Form 8-K on December 6, 2016.

4.	Adjustments to Unaudited Pro Forma Condensed Consolidated Statement of Changes in Net Assets (Liquidation Basis)

The adjustments to the unaudited pro forma condensed consolidated statement of changes in net assets represent adjustments needed to the Company’s historical statements of net assets as if the completed disposition of the Oxford Square Property had occurred on the first day of the Pro Forma Period presented.

(a)	Net assets in liquidation increased primarily as a result of a change in estimate of the sales price and closing and transaction costs related to the sale of the property, offset partially by an increase in the liability for noncontrolling interests for the joint venture partner’s share of net sales proceeds and a reduction in estimated receipts in excess of estimated costs during liquidation.

(b)	The adjusted unaudited pro forma condensed consolidated statement of changes in net assets does not include pro forma adjustments related to the sales of the Crescent Gateway and City Walk properties previously reported on Form 8-K on December 6, 2016.

5.	Adjustments to Unaudited Pro Forma Condensed Consolidated Statements of Operations (Going Concern Basis)

The adjustments to the unaudited pro forma condensed consolidated statement of operations represent adjustments needed to the Company’s historical results to remove the historical operating results of the completed sale of the Oxford Square Property as if they had occurred on the first day of the first Pro Forma Period presented.

(a)	Except as described in (b) and (c) below, these amounts represent the elimination of the operations on the completed sale of the Oxford Square Property from the historical amounts for the seven months ended July 31, 2016 and for the year ended December 31, 2015, to give effect to the completed sale of the Oxford Square Property as if the sale occurred on the first day of the first Pro Forma Period presented. The Oxford Square Property was classified in continuing operations because the proposed disposition of the property would neither cause a strategic shift in the Company, nor was it considered to have a major impact on the Company’s business. Therefore, the property did not qualify as discontinued operations under ASU 2014-08.

(b)	Amount includes the elimination of asset management fee expenses, calculated at 0.08334% monthly on the invested assets value of the Oxford Square Property for the seven months ended July 31, 2016 and for the year ended December 31, 2015. These fees were historically paid by the Company to its advisor and would not have been incurred subsequent to the disposition of this asset.

5.	Adjustments to Unaudited Pro Forma Condensed Consolidated Statements of Operations (Going Concern) (continued)

(c)	Represents the elimination of interest expense and loan cost amortization to reflect the use of net cash proceeds from the completed sale of the Oxford Square Property, to retire indebtedness that was collateralized the Oxford Square Property as if the sale occurred on the first day of the first Pro Forma Period presented.

(d)	The adjusted unaudited pro forma condensed consolidated statements of operations do not include pro forma adjustments related to the sales of the Aura Grand property, or the Crescent Gateway and City Walk properties previously reported on Form 8-K on November 1, 2016 and December 6, 2016, respectively.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 6, 2017		CNL GROWTH PROPERTIES, INC. a Maryland corporation

	By:	/s/ Tammy J. Tipton
Tammy J. Tipton Chief Financial Officer